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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2005

Simon Property Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14469 (Commission File Number)	04-6268599 (I.R.S. Employer Identification No.)

National City Center
115 West Washington Street, Suite 15 East
Indianapolis, Indiana 46204
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (317) 636-1600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

            Simon Property Group, Inc. ("Simon Property") is re-issuing, in an updated format, its historical financial statements for the fiscal years ended December 31, 2003 and 2002 in connection with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). During 2004, Simon Property sold four properties, and in compliance with SFAS 144 has reported revenue and expenses from these properties as well as any related gain or loss on the sale as discontinued operations for the year ended December 31, 2003 and the comparable period of the prior year. Simon Property is also re-issuing the Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") that accompanied the financial statements in its Annual Report on Form 10-K for the year ended December 31, 2003 ("Form 10-K").

            Under SEC requirements, the same reclassification to discontinued operations required by SFAS 144 following the sale of a property is required for previously issued annual financial statements shown in Simon Property's last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on Simon Property's reported net income available to common shareholders.

            This Current Report on Form 8-K updates Items 6, 7 and 8 and Exhibits 12.1 and 23.1 of Simon Property's Form 10-K to reflect the properties sold during the quarters ended June 30, 2004, September 30, 2004, and December 31, 2004 as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1.

            All other items of Simon Property's Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

Exhibit No.	Description	Page Number
12.1	Statement re: Computation of Ratios and Preferred Dividends
23.1	Consent of Independent Registered Public Accounting Firm
23.2	Consent of Arthur Andersen LLP (omitted pursuant to Rule 437a of the Securities Act)
99.1	Updated financial information for the years ended December 31, 2003, 2002, and 2001
Index to Exhibit 99.1
Selected Financial Data		1
Management's Discussion and Analysis of Financial Condition and Results of Operations		2
Financial Statements		19

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2005
SIMON PROPERTY GROUP, INC.
By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

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  Item 8.01. Other Events
  Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES